Exhibit 99.2	Pro Forma Unaudited Financial Statements and Supporting Schedules as of and for the three and six months ended June 30, 2009

BOYD GAMING CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Balance Sheet

	June 30, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands, except share and per share data)

Assets
Cash and cash equivalents	$93,646	$24,146	$—	$117,792
Other current assets	117,406	46,763	—	164,169
Property and equipment, net	3,209,368	1,394,231	30,411	4,634,010
Investments in and advances to unconsolidated subsidiaries	423,906	5,709	(405,993)	23,622
Other assets, net	83,224	37,219	—	120,443
Intangible assets, net	422,124	—	—	422,124
Goodwill, net	213,576	—	—	213,576

Total assets	$4,563,250	$1,508,068	$(375,582)	$5,695,736

Liabilities and Stockholders’ Equity
Current liabilities	$315,547	$98,009	$—	$413,556
Long-term debt, net of current maturities	2,688,736	666,778	—	3,355,514
Other long-term liabilities	416,067	22,923	—	438,990

Stockholders’ equity
Preferred stock, $.01 par value, 5,000,000 shares authorized	—	—	—	—
Common stock, $.01 par value, 200,000,000 shares authorized; 86,122,787 and 87,814,061 shares outstanding	861	—	—	861
Additional paid-in capital	615,445	477,507	(477,507)	615,445
Retained earnings	545,308	242,851	(242,851)	545,308
Accumulated other comprehensive loss, net	(18,714)	—	—	(18,714)

Total Boyd Gaming Corporation stockholders’ equity	1,142,900	720,358	(720,358)	1,142,900
Noncontrolling interest	—	—	344,776	344,776

Total stockholders’ equity	1,142,900	720,358	(375,582)	1,487,676

Total liabilities and stockholders’ equity	$4,563,250	$1,508,068	$(375,582)	$5,695,736

BOYD GAMING CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

	Three Months Ended June 30, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands, except per share data)

Gaming revenue	$353,597	$173,837	$—	$527,434
Non-gaming revenue	115,722	71,915	—	187,637

Gross revenues	469,319	245,752	—	715,071
Less promotional allowances	46,369	54,239	—	100,608

Net revenues	422,950	191,513	—	614,463

Operating expenses	324,754	143,787	—	468,541
Depreciation and amortization	42,093	20,040	325	62,458
Corporate expense	11,036	—	—	11,036
Preopening expenses	4,054	346	—	4,400
Write-downs and other charges	(1,835)	71	—	(1,764)

Total costs and expenses	380,102	164,244	325	544,671

Operating income from Borgata	13,310	—	(13,310)	—

Operating income	56,158	27,269	(13,635)	69,792

Interest expense, net	36,235	7,447	—	43,682
Gain on early retirements of debt	(6,057)	—	—	(6,057)
Other non-operating expenses from Borgata, net	4,504	—	(4,504)	—

Total other expense, net	34,682	7,447	(4,504)	37,625

Income before income taxes	21,476	19,822	(9,131)	32,167
Income taxes	(8,698)	(1,561)	—	(10,259)

Net income	12,778	18,261	(9,131)	21,908
Noncontrolling interest	—	—	(9,130)	(9,130)

Net income attributable to Boyd Gaming Corporation	$12,778	$18,261	$(18,261)	$12,778

Basic net income per common share	$0.15			$0.15

Weighted average basic shares outstanding	86,254			86,254

Diluted net income per common share	$0.15			$0.15

Weighted average diluted shares outstanding	86,291			86,291

BOYD GAMING CORPORATION AND SUBSIDIARIES

Pro Forma Adjusted Earnings

	Three Months Ended June 30, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands, except per share data)

Net income	$12,778	$18,261	$(9,131)	$21,908
Noncontrolling interest	—	—	(9,130)	(9,130)

Net income attributable to Boyd Gaming Corporation	12,778	18,261	(18,261)	12,778
Adjustments:
Preopening expenses	4,054	346	—	4,400
Our share of Borgata’s preopening expenses	173	—	(173)	—
Our share of Borgata’s write-downs and other charges, net	36	—	(36)	—
Gain on early retirements of debt	(6,057)	—	—	(6,057)
Write-downs and other charges	(1,835)	71	—	(1,764)
Income tax effect for above adjustments	1,280	(133)	—	1,147

Adjusted earnings	$10,429	$18,545	$(18,470)	$10,504

Adjusted earnings per diluted share	$0.12			$0.12

Weighted average diluted shares outstanding	86,291			86,291

BOYD GAMING CORPORATION AND SUBSIDIARIES

Pro Forma Net Revenues and Adjusted EBITDA by Segment

	Three Months Ended June 30, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands)
Net Revenues
Las Vegas Locals	$166,127	$—	$—	$166,127
Downtown Las Vegas	57,577	—	—	57,577
Midwest and South	199,246	—	—	199,246
Atlantic City	—	191,513	—	191,513

Net revenues	$422,950	$191,513	$—	$614,463

Adjusted EBITDA
Las Vegas Locals	$43,917	$—	$—	$43,917
Downtown Las Vegas	11,800	—	—	11,800
Midwest and South	44,253	—	—	44,253
Atlantic City	—	47,726	—	47,726

Property Adjusted EBITDA	99,970	47,726	—	147,696
Corporate expense	(8,216)	—	—	(8,216)

	91,754	47,726	—	139,480
Our share of Borgata’s operating income before net amortization, preopening and other items	13,844	—	(13,844)	—

Adjusted EBITDA	105,598	47,726	(13,844)	139,480

Other operating costs and expenses
Deferred rent	1,088	—	—	1,088
Depreciation and amortization	42,418	20,040	—	62,458
Preopening expenses	4,054	346	—	4,400
Our share of Borgata’s preopening expenses	173	—	(173)	—
Our share of Borgata’s write-downs and other charges, net	36	—	(36)	—
Share-based compensation expense	3,506	—	—	3,506
Write-downs and other charges	(1,835)	71	—	(1,764)

Total other operating costs and expenses	49,440	20,457	(209)	69,688

Operating income (loss)	56,158	27,269	(13,635)	69,792

Other non-operating items
Interest expense, net	36,235	7,447	—	43,682
Gain on early retirements of debt	(6,057)	—	—	(6,057)
Our share of Borgata’s non-operating expenses, net	4,504	—	(4,504)	—

Total other non-operating costs and expenses, net	34,682	7,447	(4,504)	37,625

Income before income taxes	21,476	19,822	(9,131)	32,167
Income taxes	(8,698)	(1,561)		(10,259)

Net income	12,778	18,261	(9,131)	21,908
Non-controlling interest	—	—	(9,130)	(9,130)

Net income attributable to Boyd Gaming Corporation	$12,778	$18,261	$(18,261)	$12,778

BOYD GAMING CORPORATION AND SUBSIDIARIES

Pro Forma Reconciliation of Adjusted EBITDA to EBITDA and Net Income

	Three Months Ended June 30, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands)
Adjusted EBITDA	$105,598	$47,726	$(13,844)	$139,480
Deferred rent	1,088	—	—	1,088
Preopening expenses	4,054	346	—	4,400
Our share of Borgata’s preopening expenses	173	—	(173)	—
Our share of Borgata’s write-downs and other charges, net	36	—	(36)	—
Share-based compensation expense	3,506	—	—	3,506
Write-downs and other charges	(1,835)	71	—	(1,764)
Gain on early retirements of debt	(6,057)	—	—	(6,057)
Our share of Borgata’s non-operating expenses, net	4,504	—	(4,504)	—

EBITDA	100,129	47,309	(9,131)	138,307

Depreciation and amortization	42,418	20,040	—	62,458
Interest expense, net	36,235	7,447	—	43,682
Income taxes	8,698	1,561	—	10,259

Net income	12,778	18,261	(9,131)	21,908
Noncontrolling interest	—	—	(9,130)	(9,130)

Net income attributable to Boyd Gaming Corporation	$12,778	$18,261	$(18,261)	$12,778

BOYD GAMING CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

	Six Months Ended June 30, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands, except per share data)

Gaming revenue	$719,660	$342,686	$—	$1,062,346
Non-gaming revenue	232,339	141,254	—	373,593

Gross revenues	951,999	483,940	—	1,435,939
Less promotional allowances	94,204	104,537	—	198,741

Net revenues	857,795	379,403	—	1,237,198

Operating expenses	654,680	285,751	—	940,431
Depreciation and amortization	84,745	40,131	649	125,525
Corporate expense	23,721	—	—	23,721
Preopening expenses	9,893	699	—	10,592
Write-downs and other charges	27,128	61	—	27,189

Total costs and expenses	800,167	326,642	649	1,127,458

Operating income from Borgata	25,732	—	(25,732)	—

Operating income	83,360	52,761	(26,381)	109,740

Interest expense, net	81,502	15,458	—	96,960
Gain on early retirements of debt	(8,457)	—	—	(8,457)
Other non-operating expenses from Borgata, net	9,026	—	(9,026)	—

Total other expense, net	82,071	15,458	(9,026)	88,503

Income before income taxes	1,289	37,303	(17,355)	21,237
Income taxes	(2,339)	(2,593)	—	(4,932)

Net income (loss)	(1,050)	34,710	(17,355)	16,305
Noncontrolling interest	—	—	(17,355)	(17,355)

Net loss attributable to Boyd Gaming Corporation	$(1,050)	$34,710	$(34,710)	$(1,050)

Basic and diluted net loss per common share	$(0.01)			$(0.01)

Weighted average basic and diluted shares outstanding	86,591			86,591

BOYD GAMING CORPORATION AND SUBSIDIARIES

Pro Forma Adjusted Earnings

	Six Months Ended June 30, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands, except per share data)
Net income (loss)	$(1,050)	$34,710	$(17,355)	$16,305
Noncontrolling interest	—	—	(17,355)	(17,355)

Net loss attributable to Boyd Gaming Corporation	(1,050)	34,710	(34,710)	(1,050)
Adjustments:
Preopening expenses	9,893	699	—	10,592
Our share of Borgata’s preopening expenses	349	—	(349)	—
Our share of Borgata’s write-downs and other charges, net	31	—	(31)	—
Gain on early retirements of debt	(8,457)	—	—	(8,457)
Write-downs and other charges	27,128	61	—	27,189
Prior period interest expense related to the finalization of				—
our purchase price for Dania Jai-Alai	8,883	—	—	8,883
Income tax effect for above adjustments	(13,346)	(176)	—	(13,522)

Adjusted earnings	$23,431	$35,294	$(35,090)	$23,635

Adjusted earnings per diluted share	$0.27			$0.27

Weighted average diluted shares outstanding	86,291			86,291

BOYD GAMING CORPORATION AND SUBSIDIARIES

Pro Forma Net Revenues and Adjusted EBITDA by Segment

	Six Months Ended June 30, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands)
Net Revenues
Las Vegas Locals	$336,226	$—	$—	$336,226
Downtown Las Vegas	116,243	—	—	116,243
Midwest and South	405,326	—	—	405,326
Atlantic City	—	379,403	—	379,403

Net revenues	$857,795	$379,403	$—	$1,237,198

Adjusted EBITDA
Las Vegas Locals	$89,237	$—	$—	$89,237
Downtown Las Vegas	25,154	—	—	25,154
Midwest and South	92,274	—	—	92,274
Atlantic City	—	93,652	—	93,652

Property Adjusted EBITDA	206,665	93,652	—	300,317
Corporate expense	(18,196)	—	—	(18,196)

	188,469	93,652	—	282,121
Our share of Borgata’s operating income before net amortization, preopening and other items	26,761	—	(26,761)	—

Adjusted EBITDA	215,230	93,652	(26,761)	282,121

Other operating costs and expenses
Deferred rent	2,177	—	—	2,177
Depreciation and amortization	85,394	40,131	—	125,525
Preopening expenses	9,893	699	—	10,592
Our share of Borgata’s preopening expenses	349	—	(349)	—
Our share of Borgata’s write-downs and other charges, net	31	—	(31)	—
Share-based compensation expense	6,898	—	—	6,898
Write-downs and other charges	27,128	61	—	27,189

Total other operating costs and expenses	131,870	40,891	(380)	172,381

Operating income	83,360	52,761	(26,381)	109,740

Other non-operating items
Interest expense, net	81,502	15,458	—	96,960
Gain on early retirements of debt	(8,457)	—	—	(8,457)
Our share of Borgata’s non-operating expenses, net	9,026	—	(9,026)	—

Total other non-operating costs and expenses, net	82,071	15,458	(9,026)	88,503

Income before income taxes	1,289	37,303	(17,355)	21,237
Income taxes	(2,339)	(2,593)		(4,932)

Net income (loss)	(1,050)	34,710	(17,355)	16,305
Noncontrolling interest	—	—	(17,355)	(17,355)

Net loss attributable to Boyd Gaming Corporation	$(1,050)	$34,710	$(34,710)	$(1,050)

BOYD GAMING CORPORATION AND SUBSIDIARIES

Pro Forma Reconciliation of Adjusted EBITDA to EBITDA and Net Income (Loss)

	Six Months Ended June 30, 2009
	Boyd Gaming Corp Consolidated	MDDC LLC	Adjustments	Boyd Gaming Corp Pro Forma
	(In thousands)

Adjusted EBITDA	$215,230	$93,652	$(26,761)	$282,121
Deferred rent	2,177	—	—	2,177
Preopening expenses	9,893	699	—	10,592
Our share of Borgata’s preopening expenses	349	—	(349)	—
Our share of Borgata’s write-downs and other charges, net	31	—	(31)	—
Share-based compensation expense	6,898	—	—	6,898
Write-downs and other charges	27,128	61	—	27,189
Gain on early retirements of debt	(8,457)	—	—	(8,457)
Our share of Borgata’s non-operating expenses, net	9,026	—	(9,026)	—

EBITDA	168,185	92,892	(17,355)	243,722

Depreciation and amortization	85,394	40,131	—	125,525
Interest expense, net	81,502	15,458	—	96,960
Income taxes	2,339	2,593	—	4,932

Net income (loss)	(1,050)	34,710	(17,355)	16,305
Noncontrolling interest	—	—	(17,355)	(17,355)

Net loss attributable to Boyd Gaming Corporation	$(1,050)	$34,710	$(34,710)	$(1,050)